THE SECURITY INTERESTS GRANTED HEREBY ARE SUBJECT AND SUBORDINATE TO THE SENIOR SECURITY INTERESTS IN THE SAME COLLATERAL GRANTED TO PNC BANK NA PURSUANT TO THAT CERTAIN REVOLVING CREDIT AND SECURITY AGREEMENT DATED AS OF APRIL 28, 2000 BY AND BETWEEN ROBOTIC VISION SYSTEMS, INC. AND PNC BANK NA AS LENDER AND AGENT, AS IT MAY BE AMENDED FROM TIME TO TIME.

                               SECURITY AGREEMENT

      SECURITY AGREEMENT dated as of December 4, 2002 by and between Robotic Vision Systems, Inc., a Delaware corporation having its principal place of business at 5 Shawmut Road, Canton, Massachusetts 02021 (the "Borrower") in favor of Pat V. Costa ("Lender").

                                R E C I T A L S:

      The Borrower has executed and delivered to the Lender that certain 9% Convertible Senior Note due December 4, 2005, in the original principal amount of $500,000.00, made payable by the Borrower to the Lender (as amended or otherwise modified from time to time, the "Note"); and

      The Lender has required as a condition to making the aforementioned loan to the Borrower and in order to secure the prompt and complete payment, observance and performance of all of the Borrower's obligations and liabilities under this Agreement and under the Note (all such obligations and liabilities hereinafter collectively referred to as the "Obligations") that the Borrower execute and deliver this Agreement to the Lender.

      NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties hereto agree as follows:

      SECTION 1. Definitions.

            (a) Capitalized terms used herein without definition shall have the meanings given such terms in the Note.

            (b) The words "hereof," "herein" and "hereunder" and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement and section references are to this Agreement unless otherwise specified.

            (c) When used herein, (i) unless otherwise defined, the terms Account, Account Debtor, Certificated Security, Chattel Paper, Commercial Tort Claim, Deposit Account, Document, Electronic Chattel Paper, Equipment, Financial Asset, Fixtures, General Intangibles, Goods, Instrument, Inventory, Investment Property, Letter-of-Credit Rights, Non-Cash Proceeds, Payment Intangibles, Proceeds, Security, Security Entitlement, Software, Supporting Obligations and Uncertificated Security have the respective meanings assigned thereto in the UCC (as defined below); and (ii) the following terms have the following meanings (such definitions to be applicable to both the singular and plural forms of such terms):

      Bank Indebtedness means, whether outstanding on the date hereof or thereafter incurred, loans to the Borrower made by a Commercial Bank, under a credit facility, loan agreement or similar agreement, including the Revolving Credit and Security Agreement.

      Commercial Bank means any bank, trust company or other institutions principally engaged in the business of lending money to businesses.

      Computer Hardware and Software means all of the Borrower's rights (including rights as licensee and lessee) with respect to (i) computer and other electronic data processing hardware, including all integrated computer systems, central processing units, memory units, display terminals, printers, computer elements, card readers, tape drives, hard and soft disk drives, cables, electrical supply hardware, generators, power equalizers, accessories, peripheral devices and other related computer hardware; (ii) all software programs designed for use on the computers and electronic data processing hardware described in clause (i) above, including all operating system software, utilities and application programs in whatsoever form (source code and object code in magnetic tape, disk or hard copy format or any other listings whatsoever); (iii) any firmware associated with any of the foregoing; (iv) any documentation for hardware, software and firmware described in clauses (i), (ii) and (iii) above, including flow charts, logic diagrams, manuals, specifications, training materials, charts and pseudo codes; and (v) all rights with respect to all of the foregoing, including, any and all licenses, options, warranties, service contracts, program services, test rights, maintenance rights, support rights, improvement rights, renewal rights and indemnifications, and any substitutions, replacements, additions or model conversions of any of the foregoing.

      Intellectual Property means all of Borrower's past, present and future: trade secrets and other proprietary information; trademarks, service marks, business names, Internet domain names, designs, logos, trade dress, slogans, indicia and other source and/or business identifiers, and the goodwill of the business relating thereto and all registrations or applications for registrations which have heretofore been or may hereafter be issued thereon throughout the world; copyrights (including copyrights for computer programs and software) and copyright registrations or applications for registrations which have heretofore been or may hereafter be issued throughout the world and all tangible property embodying the copyrights; unpatented inventions (whether or not patentable); patent applications and patents; industrial designs, industrial design applications and registered industrial designs; license agreements related to any of the foregoing and income therefrom; books, records, writings, computer tapes or disks, flow diagrams, specification sheets, source codes, object codes and other physical manifestations, embodiments or incorporations of any of the foregoing; the right to sue for all past, present and future infringements of any of the foregoing; and all common law and other rights throughout the world in and to all of the foregoing.

      Liens mean all mortgages, liens, pledges, security interests, charges, claims, restrictions and encumbrances of any nature whatsoever.

      Permitted Liens means any (i) Liens for current taxes not yet due and payable or being contested in good faith through appropriate proceedings, Liens to lenders incurred on deposits made in the ordinary course of business in connection with maintaining bank accounts, Liens in the ordinary course of business in connection with workers' compensation, unemployment insurance, social security and other types of laws, or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, government permits, licenses and approvals, performance and return-of-money bonds and other similar obligations arising in the ordinary course of Borrower's business, (ii) Liens on any escrow account securing any obligations of the Borrower, (iii) materialmen's, warehousemen's and mechanics' Liens and other Liens arising by operation of law in the ordinary course of business for sums not yet due and (iv) Liens incurred by the Borrower under and with respect to the Revolving Credit and Security Agreement.

      Revolving Credit and Security Agreement means that certain Revolving Credit and Security Agreement dated as of April 28, 2000 by and between the Borrower and PNC Bank NA as Lender and Agent, as amended to date or as it may be amended from time to time.

      UCC means the Uniform Commercial Code as in effect in the State of Delaware on the date of this Agreement, as may be amended or modified from time to time.

      SECTION 2. Grant of Security Interest. In order to secure the prompt, complete payment and performance of the Obligations, the Borrower hereby grants to the Lender, a security interest in all right, title and interest of the Borrower in, to and under the following, whether now owned or existing or hereafter arising or acquired and wheresoever located (collectively, the "Collateral"):

      All of the Borrower's: (i) Accounts; (ii) Certificated Securities; (iii) Chattel Paper, including Electronic Chattel Paper; (iv) Computer Hardware and Software; (v) Commercial Tort Claims; (vi) Deposit Accounts; (vii) Documents;
(viii) Equipment; (ix) Financial Assets; (x) Fixtures; (xi) General Intangibles;
(xii) Goods; (xiii) Inventory; (xiv) Instruments; (xv) Intellectual Property;
(xvi) Investment Property; (xvii) Letter-of-Credit Rights; (xviii) Non-Cash Proceeds; (xix) money (of every jurisdiction whatsoever); (xx) Proceeds; (xxi) Securities; (xxii) Security Entitlements; (xxiii) Software; (xxiv) Supporting Obligations; (xxv) Uncertificated Securities; and (xvi) to the extent not included in the foregoing, other personal property of any kind or description, together with all books, records, writings, data bases, information and other property relating to, used or useful in connection with, or evidencing, embodying, incorporating or referring to any of the foregoing, and all Proceeds, products, offspring, rents, issues, profits and returns of and from any of the foregoing.

      SECTION 3. Representations and Warranties. The Borrower represents and warrants as follows:

            (a) The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the state of Delaware.

            (b) The execution and delivery of this Agreement and the performance by the Borrower of its obligations hereunder are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action and do not and will not contravene or conflict with any provision of law or of the certificate of incorporation or by-laws of the Borrower or, except with respect to covenants under the Revolving Credit and Security Agreement, of any material agreement, indenture, instrument or other document, or any material judgment, order or decree, which is binding upon the Borrower.

            (c) The principal place of business and chief executive office of the Borrower are located at the address first specified above for the Borrower and all records concerning the Accounts and all originals of all chattel paper which evidence Accounts are located at such address. None of the Accounts is evidenced by a promissory note or other instrument, except such promissory notes or other instruments as have been delivered to the Lender hereunder as of the date hereof.

            (d) All information with respect to the Collateral set forth in any schedule, certificate or other writing at any time heretofore or hereafter furnished by the Borrower to the Lender is and will be true and correct in all material respects as of the date furnished.

            (e) The Borrower has good, indefeasible and merchantable title to all of its property. The Borrower owns all of its property free and clear of any Lien except for Permitted Liens and the security interests in favor of the Lender as created by this Agreement. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except as may have been filed in respect of Permitted Liens or in favor of the Lender relating to this Agreement.

            (f) This Agreement creates a valid security interest in the Collateral, securing the payment of the Obligations upon filing of the financing statement substantially in the form attached hereto as Exhibit A and upon filing of a Grant of Security Interest (Trademarks) substantially in the form attached hereto as Exhibit B and a Grant of Security Interest (Patents) substantially in the form attached hereto as Exhibit C.

            (g) The correct corporate name of the Borrower is Robotic Vision Systems, Inc. and the Borrower has no other corporate name or fictitious name and has not, during the immediately preceding five (5) years, been known as or used any other corporate or fictitious name. The Borrower will not change its name, identity or structure in any manner which might make any financing statement filed hereunder seriously misleading, unless the Borrower shall have given the Lender at least thirty (30) days' prior written notice thereof.

            (h) No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either (i) for the grant by the Borrower of the security interest granted hereby or for the execution, delivery or performance of this Agreement by the Borrower or (ii) for the perfection of or the exercise by the Lender of the Lender's rights and remedies hereunder.

            (i) This Agreement is the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, except that the enforceability of this Agreement may be limited by bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

      SECTION 4. Further Assurances. (a) The Borrower agrees that from time to time, at the expense of the Borrower, the Borrower will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Lender may reasonably request, in order to perfect, protect or otherwise evidence any security interest granted or purported to be granted hereby or to enable the Lender to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, the Borrower will execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Lender may request, in order to perfect, preserve or otherwise evidence the security interests granted or purported to be granted hereby.

            (b) The Borrower hereby authorizes the Lender to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of the Borrower where permitted by law.

            (c) The Borrower will furnish to the Lender from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Lender may reasonably request, all in reasonable detail, and Borrower will, upon two (2) Business Days' prior notice, permit the Lender, by any of its officers, employees and/or designated agents, at any time or times during Borrower's usual business hours, to inspect and/or conduct audits with respect to the Collateral.

      SECTION 5. Keeping of Records and Books of Account. The Borrower shall maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing the Accounts in the event of the destruction of the originals thereof) and keep and maintain all documents, books, records and other information reasonably necessary and consistent with reasonable business practices for the collection of all Accounts.

      SECTION 6. Transfers and Other Liens; Release of Liens.

            (a) The Borrower shall not, unless the Lender shall have provided its prior written consent thereto: (i) sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral except (x) in the ordinary course of business or (y) any sale, assignment or disposition of Collateral resulting in gross proceeds to the Borrower not in excess of $50,000; or (ii) create or suffer to exist any Lien upon or with respect to any of the Collateral, except Permitted Liens.

            (b) Upon any sale of the "Semiconductor Equipment Group" division of the Borrower authorized by the Board of Directors of the Borrower, the Lender agrees that he will release any and all Liens granted in his favor in respect of any Collateral included in such sale.

      SECTION 7. Lender Appointed Attorney-in-Fact. Upon the occurrence and during the continuance of an Event of Default, the Borrower hereby irrevocably appoints the Lender the Borrower's attorney-in-fact, with full authority in the place and stead of the Borrower and in the name of the Borrower, from time to time in the Lender's discretion, to take any action and to execute any instrument which the Lender may deem reasonably necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

            (a) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

            (b) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause(a) above;

            (c) to file any claims or take any action or institute any proceedings which the Lender may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Lender with respect to any of the Collateral; and

            (d) to discharge any Lien on or against the Collateral or bond the same.

      SECTION 8. Lender May Perform. If the Borrower fails to perform any agreement contained herein, the Lender may itself perform, or cause performance of, such agreement, and the expenses of the Lender incurred in connection therewith shall be for the account of and payable by the Borrower under Section 12(b).

      SECTION 9. The Lender's Duties. The powers conferred on the Lender hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in his possession and the accounting for moneys actually received by him hereunder, the Lender shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

      SECTION 10. Subordination. If the Borrower shall incur any Bank Indebtedness, the Lender agrees to enter into a commercially reasonable subordination agreement with the Commercial Bank loaning such Bank Indebtedness, which shall provide for the relative ranking of such Bank Indebtedness and the Lender's security interests granted herein, upon terms to be agreed upon.

      SECTION 11. Remedies. If an Event of Default shall have occurred and is continuing:

            (a) The Lender may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the UCC (whether or not the UCC applies to the affected Collateral) and also may (i) without notice, demand or legal process of any kind (except as may be required by law), all of which the Borrower hereby waives, at any time or times enter the Borrower's premises and take physical possession of the Collateral and maintain such possession on the Borrower's premises, at no cost to the Lender, or remove the Collateral or any part thereof, to such other places as the Lender may desire, (ii) require the Borrower to, and the Borrower hereby agrees that it will at its expense and upon request of the Lender forthwith, assemble all or any part of the Collateral as directed by the Lender and make it available to the Lender at a place to be designated by the Lender which is reasonably convenient to both parties and (iii) without notice, except as specified below, sell, lease, assign, grant an option or options to purchase or otherwise dispose of the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of the Lender's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Lender may deem commercially reasonable. The Borrower agrees that, to the extent notice of sale shall be required by law, seven (7) days' notice to the Borrower of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Lender shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Borrower agrees that the Lender shall have no obligation to preserve rights in the Collateral against prior parties or to marshall any Collateral for the benefit of any Person.

            (b) Any cash held by the Lender as Collateral and all cash proceeds received by the Lender in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Lender, then or at any time shall be applied by the Lender to the Obligations. Any surplus of such cash or cash proceeds held by the Lender and remaining after payment in full of all the Obligations shall be paid over to the Borrower or to whomsoever may be lawfully entitled to receive such surplus.

      SECTION 12. Indemnity and Expenses. (a) The Borrower agrees to indemnify the Lender from and against any and all claims, losses and liabilities growing out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except claims, losses or liabilities resulting from the Lender's gross negligence or willful misconduct.

            (b) The Borrower will upon demand pay to the Lender the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, including, without limitation, any affiliates of the Lender, which the Lender may incur in connection with (i) the administration of this Agreement, (ii) the custody (and protection during any period of custody) of, collection from, or other realization upon, any of the Collateral or (iii) the exercise or enforcement of any of the rights of the Lender hereunder, including, without limitation, any and all audits with respect to the Collateral conducted by or on behalf of the Lender pursuant to Section 4(c) hereof.

      SECTION 13. Amendments; Etc. No amendment or waiver of any provision of this Agreement or consent to any departure by the Borrower herefrom shall in any event be effective unless the same shall be in writing and signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

      SECTION 14. Addresses for Notices; Consent. All notices and other communications provided for hereunder shall be in writing and given in the manner and to the address provided for each party in the Note.

      SECTION 15. Continuing Security Interest. This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until payment in full of the Obligations; (ii) be binding upon the Borrower, its successors and assigns; and (iii) inure, together with the rights and remedies of the Lender hereunder, to the benefit of the Lender and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (iii), the Lender may assign or otherwise transfer all or any portion of its rights under the Note to any other person or entity, and such other person or entity shall thereupon become vested with all the benefits in respect thereof granted to Lender as a beneficiary hereunder or otherwise. Upon the payment in full of the Obligations, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to the Borrower. Upon any such termination, the Lender will, at the Borrower's expense, execute and deliver to the Borrower such documents as the Borrower shall reasonably request (including, without limitation those documents which are legally necessary) to evidence such termination. The Borrower's successors and assigns shall include, without limitation, a receiver, trustee or debtor-in-possession thereof or therefor.

      SECTION 16. Survival of Representations and Warranties. The Borrower covenants, warrants and represents to the Lender that all representations and warranties of the Borrower contained in this Agreement shall be true at the time of the Borrower's execution of this Agreement, shall survive the execution, delivery and acceptance hereof by the parties hereto and the closing of the transactions described herein as related hereto and shall continue in effect until all of the Obligations shall have been paid in full. The Borrower and the Lender expressly agree that any misrepresentation or breach of any warranty whatsoever contained in this Agreement shall be deemed material.

      SECTION 17. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware (without giving effect to any conflicts or choice of law provisions that would cause the application of the domestic substantive laws of any other jurisdiction). With respect to any suit, action or proceedings relating to this Agreement, the parties hereto irrevocably submit to the non-exclusive jurisdiction of the courts of the State of New York sitting in and for New York County, and the United States District Court in the Southern District of New York, as well as to the jurisdiction of all courts to which an appeal may be taken from such courts and hereby waives, to the fullest extent permitted by applicable law, any and all objections it may have to venue, including, without limitation, any claim that any such suit, action or proceeding has been brought in an inconvenient forum.

      SECTION 18. Counterparts. This Agreement may be executed in separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by its respective officers hereunto duly authorized as of the date first above written.

                                    ROBOTIC VISION SYSTEMS, INC.


                                    By:
                                       -----------------------------
                                       Name:
                                       Title:

                                       -----------------------------
                                          PAT V. COSTA

                                    EXHIBIT A
                                       to
                               Security Agreement
                                   dated as of
                                December 4, 2002



                      Form of Financing Statement Attached

                                    EXHIBIT A
                                       to
                               Financing Statement

Debtor: Robotic Vision Systems, Inc.
Secured Party: Pat V. Costa

Description of Collateral:

      All of the Debtor's right, title and interest in and to the following, whether now owned or existing or hereafter arising or acquired and wheresoever located (unless otherwise defined, all of such terms have the respective meanings assigned thereto in the Uniform Commercial Code as in effect in the State of Delaware on the date of that certain Security Agreement dated as of December 4, 2002 between Robotic Vision System, Inc. as Borrower, and Pat V. Costa, as Lender, as the same may be amended or modified from time to time:

      (i) Accounts;

      (ii) Certificated Securities;

      (iii) Chattel Paper, including Electronic Chattel Paper;

      (iv) Computer Hardware and Software;

      (v) Commercial Tort Claims;

      (vi) Deposit Accounts;

      (vii) Documents;

      (viii) Equipment;

      (ix) Financial Assets;

      (x) Fixtures;

      (xi) General Intangibles;

      (xii) Goods;

      (xiii) Inventory;

      (xiv) Instruments;

      (xv) Intellectual Property;

      (xvi) Investment Property;

      (xvii) Letter-of-Credit Rights;

      (xviii) Non-Cash Proceeds;

      (xix) money (of every jurisdiction whatsoever);

      (xx) Proceeds;

      (xxi) Securities;

      (xxii) Security Entitlements;

      (xxiii) Software;

      (xxiv) Supporting Obligations;

      (xxv) Uncertificated Securities; and

      (xvi) to the extent not included in the foregoing, other personal property of any kind or description;

          together with all books, records, writings, data bases, information and other property relating to, used or useful in connection with, or evidencing, embodying, incorporating or referring to any of the foregoing, and all Proceeds, products, offspring, rents, issues, profits and returns of and from any of the foregoing.

                                    EXHIBIT B
                                       to
                               Security Agreement
                                   dated as of
                                December 4, 2002




            Form of Grant of Security Interest (Trademarks) Attached

                                    EXHIBIT C
                                       to
                               Security Agreement
                                   dated as of
                                December 4, 2002



              Form of Grant of Security Interest (Patents) Attached